UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 28, 2004.

                            PROTON LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

      WASHINGTON                   000-31883                 91-2022700
    (State or other              (Commission              (I.R.S. Employer
     jurisdiction                File Number)            Identification No.)
   of incorporation)

     1150 MARINA VILLAGE PARKWAY, SUITE 103, ALAMEDA, CA       94501
  (Address of principal executive offices)                   (Zip Code)

     Registrant's telephone number, including area code:  (510) 865-6412

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
                      ---

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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                           FORWARD-LOOKING STATEMENTS

     Except for the historical information presented in this document, the matters discussed in this Form 8-K, and specifically in the items entitled "Changes in Control of Registrant," "Acquisition or Disposition of Assets" and "Financial Statements and Exhibits," or otherwise incorporated by reference into this document contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of
Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K and other filings with the SEC by the Registrant. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.


ITEM 3.03.     Material Modification to Rights of Security Holders

     On May 19, 2004, our Board of Directors approved an amendment to our articles of incorporation with the Secretary of State of Washington that created our new Series A Preferred Stock. Shareholders action was not required. On May 28, 2004, the Secretary of State of Washington filed the amendment. We received a file-stamped copy of the amendment later in June 2004. No shares of our Series A Preferred Stock have been issued yet. We may sell shares of our Series A Preferred Stock in the future.

     There are 400,000 shares of Series A Convertible Preferred Stock, par value $0.0001, with a stated value of $10.00 per share ("Preferred Stock"). The shares of Preferred Stock do not have the right to vote. The holders of Preferred Stock shall be entitled to receive out of funds legally available therefor, dividends at the rate of eight percent (8%) per year in cash, payable in arrears. Any dividend payment that is missed shall be cumulative. Dividends accrued and unpaid shall be based on a 365 day year. Each holder of shares of Preferred Stock may from time to time, convert any or all such shares, plus all dividends accrued and unpaid on such Preferred Stock up to the conversion date, on the terms and conditions set forth in this Section 2, into fully paid and non-assessable shares of our Common Stock except that with respect to any shares of Preferred Stock called for redemption, the conversion right shall terminate at the close of business on the business day prior to the Redemption Date, unless default is made in the payment of the Redemption Price. The number of shares of Common Stock into which each


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share of Preferred Stock may be converted shall be determined by multiplying the number of shares of Preferred Stock to be converted by five (a "Conversion Ratio"). The number of shares of Common Stock into which all dividends accrued and unpaid on such Preferred Stock may be converted shall be determined by dividing the dollar amount of the sum of all dividends accrued and unpaid on such Preferred Stock by two (a "Conversion Ratio"). For example, one share of the Preferred Stock may be converted into five shares of common stock. For example, $10,000 in dividends accrued and unpaid may be converted into 5,000 shares of common stock.

     To exercise the Preferred Stock conversion privilege, the holder of any shares of Preferred Stock shall surrender to us during regular business hours at our principal executive offices or at such other place as may be designated by us from time to time, the certificate or certificates for the Preferred Stock to be converted, duly endorsed for transfer to us accompanied by written notice stating that the holder irrevocably elects to convert such shares. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Conversion Date." Within five (5) business days after the date on which such delivery is made, we shall issue and send (with receipt to be acknowledged) to the holder thereof, at the address designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which the holder is entitled as a result of such conversion, and cash with respect to any fractional interest of a share based on a deemed per share value of common stock of $2.00 per share of Common Stock as provided in paragraph (c) of this Section 2. The holder shall be deemed to have become a stockholder of record of the number of shares of Common Stock into which the shares of Preferred Stock have been converted on the applicable Conversion Date unless our transfer books are closed on that date, in which event he shall be deemed to have become a stockholder of record of such shares on the next succeeding date on which the transfer books are open, but the Conversion Ratio shall be that in effect on the Conversion Date. Upon conversion of only a portion of the number of shares of Preferred Stock represented by a certificate or certificates surrendered for conversion, we shall within three (3) business days after the date on which such delivery is made, issue and send (with receipt to be acknowledged) to the holder thereof, at the address designated by such holder, a new certificate covering the number of shares of Preferred Stock representing the unconverted portion of the certificate or certificates so surrendered.

     To exercise the conversion privilege for dividends accrued and unpaid, the holder of any shares of Preferred Stock shall deliver a notice to us during regular business hours at our principal executive offices or at such other place as may be designated by us from time to time, stating the dollar amount of dividends accrued and unpaid for the Preferred Stock accompanied by written notice stating that the holder irrevocably elects to convert such dividends accrued and unpaid. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Conversion Date." Within five (5) business days after the date on which such delivery is made, we shall issue and send (with receipt to be acknowledged) to the holder thereof, at the address designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which the holder is entitled as a result of such conversion, and cash with respect to any fractional interest of a share based on a deemed per share value of common stock of $2.00 per share of Common Stock as provided in paragraph (c)(i) and (ii) of this Section 2. The holder shall be deemed to have become a stockholder of record of the number of shares of Common Stock into which the dividends


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accrued and unpaid have been converted on the applicable Conversion Date unless our transfer books are closed on that date, in which event he shall be deemed to have become a stockholder of record of such shares on the next succeeding date on which the transfer books are open, but the Conversion Ratio shall be that in effect on the Conversion Date. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Preferred Stock or the dividends accrued and unpaid. If more than one share of Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Preferred Stock or upon the conversion of dividends accrued and unpaid, we shall make a cash payment to the holder based on the deemed per share value of common stock of $2.00 per share of Common Stock.

     We shall at all times reserve for issuance and maintain available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Preferred Stock from time to time outstanding. We shall from time to time (subject to obtaining necessary director and stockholder action), in accordance with the laws of the State of Washington, increase the authorized number of shares of its Common Stock if at any time the authorized number of shares of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Preferred Stock at the time outstanding and any dividends accrued and unpaid.


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     If any shares of Common Stock to be reserved for the purpose of conversion of shares of Preferred Stock require by law registration or listing with, or approval of, any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise, including registration under the Securities Act of 1933, as amended, and appropriate state securities laws, before such shares may be validly issued or delivered upon conversion, we will in good faith and as expeditiously as possible meet such registration, listing or approval, as the case may be.

     All shares of Common Stock which may be issued upon conversion of the shares of Preferred Stock or dividends accrued and unpaid will, upon issuance by us, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

     The Conversion Ratios in effect for Preferred Stock and the dividends accrued and unpaid shall be subject to adjustment from time to time for Stock Splits, Dividends and Combinations; Non-Cash Dividends, Stock Purchase Rights, Capital Reorganization and Dissolutions.

     In the event of any of our voluntary or involuntary liquidation, dissolution or winding up, the holders of shares of Preferred Stock then outstanding shall be entitled to receive out of our assets available for distribution to stockholders, before any distribution of assets is made to holders of Common Stock, an amount equal to $10.00 per share, plus accumulated and unpaid dividends thereon to the date fixed for distribution.

     We may create, authorize or issue shares of any class or series of stock, or any security convertible into such class or series ranking senior to, junior to, or on parity with the Preferred Stock as to payment of dividends or as distributions in the event of our liquidation, dissolution or winding up.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws.

     On May 19, 2004, our Board of Directors approved an amendment to our articles of incorporation with the Secretary of State of Washington that created our new Series A Preferred Stock. Shareholders action was not required. On May 28, 2004, the Secretary of State of Washington filed the amendment. We received a file-stamped copy of the amendment later in June 2004. No shares of our Series A Preferred Stock have been issued yet. We may sell shares of our Series A Preferred Stock in the future. See Item 3.03 above.


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ITEM 7.01.   Financial Statements And Exhibits

     (a)     Financial Statements.

               None.

     (b)     Exhibits.


Exhibit
Number      Description
-------     -----------

3.1(i) Articles of Amendment to our Articles of Incorporation creating our Series A Preferred Stock.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PROTON LABORATORIES, INC.



July 3, 2004                  /s/ Edward Alexander
                              Name: Edward Alexander
                              Title: President


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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number     Description
-------    -----------

3.1(i) Articles of Amendment to our Articles of Incorporation creating our Series A Preferred Stock.


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